Exhibit 99.1
VIAVI ANNOUNCES FOURTH QUARTER AND YEAR END FISCAL 2021 RESULTS
Fourth Quarter
•Net revenue of $310.9 million, up $44.3 million or 16.6% year-over-year
•GAAP operating margin of 10.5%, down 570 bps year-over-year
•Non-GAAP operating margin of 20.8%, up 120 bps year-over-year
•GAAP EPS of $(0.01), down $0.13 or 108.3% year-over-year
•Non-GAAP EPS of $0.22, up $0.04 or 22.2% year-over-year
Fiscal 2021
•Net revenue of $1,198.9 million, up $62.6 million or 5.5% year-over-year
•GAAP operating margin of 11.9%, up 150 bps year-over-year
•Non-GAAP operating margin of 21.1%, up 250 bps year-over-year
•GAAP EPS of $0.20, up $0.08 or 66.7% year-over-year
•Non-GAAP EPS from continuing operations of $0.83, up $0.10 or 13.7% year-over-year

Scottsdale, Arizona, August 12, 2021 — VIAVI (NASDAQ: VIAV) today reported results for its fourth fiscal quarter ended July 3, 2021. Amounts presented below are on a continuing operations basis unless otherwise noted.

Fourth quarter of fiscal 2021 net revenue was $310.9 million. GAAP net loss was $(1.9) million, or $(0.01) per share. Non-GAAP net income was $52.8 million, or $0.22 per share.

Third quarter of fiscal 2021 net revenue was $303.4 million. GAAP net income was $11.8 million or $0.05 per share. Non-GAAP net income was $42.3 million, or $0.18 per share.

Fourth quarter of fiscal 2020 net revenue was $266.6 million. GAAP net income was $26.7 million, or $0.12 per share. Non-GAAP net income was $40.8 million, or $0.18 per share.

“VIAVI had a strong finish to fiscal year 2021 with a record $1.20 billion in revenue and non-GAAP EPS at $0.83. Fiscal Q4 posted record revenue and non-GAAP profitability for a June quarter as it exceeded the high end of the guidance range in revenue, non-GAAP operating margin and non-GAAP EPS,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer. “NSE’s 13.5% year-on-year growth and record revenue was driven by the continued market rebound and strong demand for Fiber and Wireless products. OSP revenue was in-line with our guidance, up 27.8% from a year ago levels reflecting continued strength in Anti-Counterfeiting.”

Khaykin added, “We expect fiscal year 2022 to be a strong year for VIAVI with 5G deployment and Fiber network upgrades driving NSE revenues and OSP benefiting from the continued strong demand for Anti-Counterfeiting and 3D Sensing products. Overall, we expect fiscal year 2022 to achieve higher levels of revenue and non-GAAP profitability.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended July 3, 2021

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2021	FY 2021	FY 2020	Q/Q	Y/Y
Net revenue	$310.9	$303.4	$266.6	2.5%	16.6%
Gross margin	58.8%	60.0%	58.0%	(120) bps	80 bps
Operating margin	10.5%	11.8%	16.2%	(130) bps	(570) bps
Income from operations	32.7	35.9	43.3	(8.9)%	(24.5)%
Net income (loss) per share	(0.01)	0.05	0.12	(120.0)%	(108.3)%

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2021	FY 2021	FY 2020	Q/Q	Y/Y
Non-GAAP gross margin	62.0%	63.1%	61.7%	(110) bps	30 bps
Non-GAAP operating margin	20.8%	20.2%	19.6%	60 bps	120 bps
Non-GAAP income from operations	64.7	61.4	52.3	5.4%	23.7%
Non-GAAP net income per share	0.22	0.18	0.18	22.2%	22.2%

	Net Revenue by Segment
	Q4	% of Net	Q3	Q4	Change
	FY 2021	revenue	FY 2021	FY 2020	Q/Q	Y/Y
Network Enablement	$212.7	68.4%	$190.9	$180.9	11.4%	17.6%
Service Enablement	23.8	7.7%	20.3	27.5	17.2%	(13.5)%
Optical Security and Performance Products	74.4	23.9%	92.2	58.2	(19.3)%	27.8%
Total	$310.9	100.0%	$303.4	$266.6	2.5%	16.6%

Fiscal Year Ended July 3, 2021

	GAAP Results
	FY 2021	FY 2020	Change Y/Y
Net revenue	1,198.9	1,136.3	5.5%
Gross margin	59.6%	58.5%	110 bps
Operating margin	11.9%	10.4%	150 bps
Income from operations	142.2	118.1	20.4%
Net income per share	0.20	0.12	66.7%

	Non-GAAP Results
	FY 2021	FY 2020	Change Y/Y
Non-GAAP gross margin	62.7%	62.0%	70 bps
Non-GAAP operating margin	21.1%	18.6%	250 bps
Non-GAAP income from operations	253.5	210.9	20.2%
Non-GAAP net income per share	0.83	0.73	13.7%

	GAAP Net Revenue by Segment
	FY 2021	% of Net revenue	FY 2020	Change Y/Y
Network Enablement	$746.6	62.3%	$746.7	—%
Service Enablement	91.3	7.6%	102.7	(11.1)%
Optical Security and Performance Products	361.0	30.1%	286.9	25.8%
Total	$1,198.9	100.0%	$1,136.3	5.5%

•Americas, Asia-Pacific and EMEA customers represented 35.4%, 33.4% and 31.2%, respectively, of total net revenue for the quarter ended July 3, 2021. Americas, Asia-Pacific and EMEA customers represented 34.7%, 34.2% and 31.1%, respectively, of total net revenue for the year ended July 3, 2021.

•As of July 3, 2021, the Company held $703.7 million in cash and cash equivalents, investments and short-term restricted cash.

•As of July 3, 2021, the Company had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes and $225.0 million aggregate principal amount of 1.75% Senior Convertible Notes with a total net carrying value of $624.0 million ($414.2 million and $209.8 million classified as short-term and long-term debt, respectively).

•During the fiscal quarter ended July 3, 2021, the Company generated $63.0 million of cash from operations. During the fiscal year ended July 3, 2021, the Company generated $243.7 million of cash flows from operations.

•On July 2, 2021, the Company effected a planned series of corporate actions pertaining to the Company’s management of its intellectual property assets (the Internal IP Restructuring). As part of the transaction the Company incurred a one-time income tax expense charge of $19.1 million in Q4’FY21.

Business Outlook for the First Quarter of Fiscal 2022

For the first quarter of fiscal 2022 ending October 2, 2021, the Company expects net revenue to be between $303 million to $317 million and non-GAAP earnings per share to be between $0.20 and $0.22.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on August 12, 2021 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions for communications service providers, enterprises, network equipment manufacturers, government and avionics. We help these customers harness the power of instruments, automation, intelligence and virtualization to Command the network. VIAVI is also a leader in light management solutions for 3D sensing, anti-counterfeiting, consumer electronics, industrial, automotive and defense applications. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms such as 5G or evolving technology such as 3D sensing and customer purchasing delays as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plans; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the increasingly frequent seasonal wildfires in Northern California; (k) the uncertain and ongoing impact to our supply chain of tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars” and retaliatory measures between nations; (l) the duration, severity and impact of infectious disease outbreaks, epidemics, and pandemics including the effects of the COVID-19 global pandemic on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers, and the Company’s response thereto; (m) inherent uncertainty related to global markets, including recessions and tightening liquidity and the effect of such markets on demand for our products; (n) execution of our capital allocation and debt management strategies; and (o) changing political conditions globally or regionally. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 and in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ending October 3, 2020, January 2, 2021 and April 3, 2021, which were filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements. We have not filed our Form 10-K for the year ended July 3, 2021. As a result, all financial results described in this earnings release should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates, that are identified prior to the time we file the Form 10-K.
Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com
Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com
The following financial tables are presented in accordance with GAAP, unless otherwise specified.
-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 3, 2021	June 27, 2020	July 3, 2021	June 27, 2020
Net revenue	$310.9	$266.6	$1,198.9	$1,136.3
Cost of revenues	119.7	104.1	451.3	438.3
Amortization of acquired technologies	8.3	7.9	33.2	32.7
Gross profit	182.9	154.6	714.4	665.3
Operating expenses:
Research and development	52.1	45.0	203.0	193.6
Selling, general and administrative	90.5	51.9	337.5	315.0
Amortization of other intangibles	8.4	8.7	33.3	35.1
Restructuring and related (benefits) charges	(0.8)	5.7	(1.6)	3.5
Total operating expenses	150.2	111.3	572.2	547.2
Income from operations	32.7	43.3	142.2	118.1
Interest income and other income, net	2.5	0.3	3.3	9.6
Interest expense	(9.1)	(8.6)	(36.1)	(33.7)
Income before taxes	26.1	35.0	109.4	94.0
Provision for income taxes	28.0	8.3	63.3	65.3
Net (loss) income	$(1.9)	$26.7	$46.1	$28.7

(Loss) income per share - basic:
Net (loss) income per share - basic	$(0.01)	$0.12	$0.20	$0.13

(Loss) income per share - diluted:
Net (loss) income per share - diluted	$(0.01)	$0.12	$0.20	$0.12

Shares used in per share calculations:
Basic	228.4	228.1	228.7	229.4
Diluted	228.4	230.3	235.9	233.7

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	July 3, 2021	June 27, 2020
ASSETS
Current assets:
Cash and cash equivalents	$697.8	$539.0
Short-term investments	1.6	1.5
Restricted cash	4.3	3.5
Accounts receivable, net	256.5	235.5
Inventories, net	94.9	83.3
Prepayments and other current assets	57.0	50.8
Total current assets	1,112.1	913.6
Property, plant and equipment, net	196.0	172.5
Goodwill, net	396.5	381.4
Intangibles, net	88.0	148.1
Deferred income taxes	109.3	105.4
Other non-current assets	59.5	55.3
Total assets	$1,961.4	$1,776.3
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$63.2	$53.0
Accrued payroll and related expenses	76.0	51.4
Deferred revenue	69.7	54.6
Accrued expenses	24.8	22.6
Short-term debt	414.2	2.8
Other current liabilities	57.1	48.4
Total current liabilities	705.0	232.8
Long-term debt	209.8	600.9
Other non-current liabilities	226.0	231.2
Convertible senior notes	45.8	—
Total stockholders’ equity	774.8	711.4
Total liabilities and stockholders’ equity	$1,961.4	$1,776.3

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended July 3, 2021
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$212.7	$23.8	$236.5	$74.4	$—	$310.9

Gross profit	134.3	15.6	149.9	42.8	(9.8)	182.9
Gross margin	63.1%	65.5%	63.4%	57.5%		58.8%

Operating income			35.8	28.9	(32.0)	32.7
Operating margin			15.1%	38.8%		10.5%

	Three Months Ended June 27, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$180.9	$27.5	$208.4	$58.2	$—	$266.6

Gross profit	115.3	19.4	134.7	29.7	(9.8)	154.6
Gross margin	63.7%	70.5%	64.6%	51.0%		58.0%

Operating income			35.2	17.1	(9.0)	43.3
Operating margin			16.9%	29.4%		16.2%

	Year Ended July 3, 2021
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$746.6	$91.3	$837.9	$361.0	$—	$1,198.9

Gross profit	474.2	59.9	534.1	218.1	(37.8)	714.4
Gross margin	63.5%	65.6%	63.7%	60.4%		59.6%

Operating income			92.2	161.3	(111.3)	142.2
Operating margin			11.0%	44.7%		11.9%

	Year Ended June 27, 2020
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$746.7	$102.7	$849.4	$286.9	$—	$1,136.3

Gross profit	482.4	68.8	551.2	153.0	(38.9)	665.3
Gross margin	64.6%	67.0%	64.9%	53.3%		58.5%

Operating income			108.8	102.1	(92.8)	118.1
Operating margin			12.8%	35.6%		10.4%
(1) Other items include charges unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges, changes in fair value of contingent consideration liabilities and other charges unrelated to core operating performance.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, changes in fair value of contingent consideration liabilities and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) changes in fair value of contingent consideration liabilities and (vi) other charges unrelated to our core operating performance comprising mainly of acquisition related transaction costs, amortization of acquisition related inventory step-up, integration costs related to acquired entities, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company eliminates this in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit, one-time tax charge to facilitate repatriation of foreign earnings of a foreign subsidiary and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. As the Company excludes amortization of certain intangibles assets in calculating non-GAAP gross margin, non-GAAP operating profit or (loss) and non-GAAP income or (loss), the tax benefit resulting from non-tax deductible amortization expense of such intangible assets is also excluded from non-GAAP measures. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest income and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments, changes in fair value of contingent consideration liabilities arising from prior acquisitions and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a helpful indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Years Ended
	July 3, 2021		June 27, 2020		July 3, 2021		June 27, 2020
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$182.9	58.8%	$154.6	58.0%	$714.4	59.6%	$665.3	58.5%
Stock-based compensation	1.2	0.4%	1.1	0.4%	4.8	0.4%	4.3	0.4%
Other charges unrelated to core operating performance	0.3	0.1%	0.8	0.3%	(0.2)	(0.1)%	1.9	0.2%
Amortization of intangibles	8.3	2.7%	7.9	3.0%	33.2	2.8%	32.7	2.9%
Total related to Cost of Revenue	9.8	3.2%	9.8	3.7%	37.8	3.1%	38.9	3.5%
Non-GAAP measures	$192.7	62.0%	$164.4	61.7%	$752.2	62.7%	$704.2	62.0%

	Three Months Ended				Years Ended
	July 3, 2021		June 27, 2020		July 3, 2021		June 27, 2020
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures	$32.7	10.5%	$43.3	16.2%	$142.2	11.9%	$118.1	10.4%
Stock-based compensation	14.9	4.8%	11.3	4.2%	48.3	3.9%	44.6	3.9%
Change in fair value of contingent liability	(1.5)	(0.5)%	(27.2)	(10.2)%	(5.3)	(0.4)%	(31.5)	(2.8)%
Other charges unrelated to core operating performance (1)	2.7	0.9%	2.6	1.0%	3.4	0.3%	8.4	0.8%
Amortization of intangibles	16.7	5.4%	16.6	6.3%	66.5	5.5%	67.8	6.0%
Restructuring and related (benefits) charges	(0.8)	(0.3)%	5.7	2.1%	(1.6)	(0.1)%	3.5	0.3%
Total related to Cost of Revenue and Operating Expenses	32.0	10.3%	9.0	3.4%	111.3	9.2%	92.8	8.2%
Non-GAAP measures	$64.7	20.8%	$52.3	19.6%	$253.5	21.1%	$210.9	18.6%

The preliminary financial schedules are estimated based on our current information.

	Three Months Ended				Years Ended
	July 3, 2021		June 27, 2020		July 3, 2021		June 27, 2020
	Net (Loss) Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP measures	$(1.9)	$(0.01)	$26.7	$0.12	$46.1	$0.20	$28.7	$0.12
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:
Stock-based compensation	14.9	0.06	11.3	0.05	48.3	0.20	44.6	0.19
Change in fair value of contingent liability	(1.5)	—	(27.2)	(0.11)	(5.3)	(0.02)	(31.5)	(0.13)
Other charges unrelated to core operating performance (1)	2.7	0.01	2.6	0.01	3.4	0.01	8.4	0.04
Amortization of intangibles	16.7	0.07	16.6	0.07	66.5	0.28	67.8	0.29
Restructuring and related (benefits) charges	(0.8)	—	5.7	0.02	(1.6)	(0.01)	3.5	0.01
Non-cash interest expense and other expense	5.5	0.02	5.2	0.02	21.9	0.09	20.7	0.09
Withholding income taxes	—	—	—	—	—	—	31.6	0.14
Benefits (charges) from income taxes	17.2	0.07	(0.1)	—	16.2	0.07	(2.5)	(0.01)
Total related to net income and EPS	54.7	0.23	14.1	0.06	149.4	0.63	142.6	0.61
Non-GAAP measures	$52.8	$0.22	$40.8	$0.18	$195.5	$0.83	$171.3	$0.73
Shares used in per share calculation for Non-GAAP EPS		241.9		230.3		235.9		233.7
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of certain acquisition and integration related changes, transformational initiatives such as, site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 3, 2021	June 27, 2020	July 3, 2021	June 27, 2020
GAAP net (loss) income	$(1.9)	$26.7	$46.1	$28.7
Interest income and other income, net	(2.5)	(0.3)	(3.3)	(9.6)
Interest expense	9.1	8.6	36.1	33.7
Withholding income taxes	—	—	—	31.6
Provision for income taxes	28.0	8.3	63.3	33.7
Depreciation	9.0	10.0	35.8	40.0
Amortization	16.7	16.6	66.5	67.8
EBITDA	58.4	69.9	244.5	225.9
Costs related to restructuring and related (benefits) charges	(0.8)	5.7	(1.6)	3.5
Costs related to stock-based compensation	14.9	11.3	48.3	44.6
Change in fair value of contingent liability	(1.5)	(27.2)	(5.3)	(31.5)
Other charges unrelated to core operating performance (1)	2.7	2.6	3.4	8.4
Adjusted EBITDA	$73.7	$62.3	$289.3	$250.9
Note: Certain totals may not add due to rounding
(1) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related charges, transformational initiatives such as site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.